UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 25, 2010
FIRST NATIONAL MASTER NOTE TRUST
FIRST NATIONAL FUNDING LLC
FIRST NATIONAL BANK OF OMAHA

(Exact name of Issuing Entity, Depositor/Registrant and Sponsor, as specified in their respective charters)

Nebraska	000-50139	02-0598125 (First National Funding LLC)

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1620 Dodge Street Stop Code 3395, Omaha, Nebraska	68197

(Address of principal executive offices)	(Zip Code)
(402) 341-0500

(Registrant’s telephone number, including area code)
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Postponement of Election of Discount Option
     First National Funding LLC (the “Transferor”) disclosed in a Form 8-K filed on April 21, 2010 that it expected to designate a percentage of principal receivables in all accounts created after a specified date as “Discount Option Receivables” and apply collections on Discount Option Receivables as finance charge receivables. The Transferor has postponed implementation of this discount option election, primarily due to the potential effect of its phase-in of certain risk-based capital requirements arising from First National Bank of Omaha’s compliance with Statements of Financial Accounting Standards Nos. 166 and 167. This postponement was not attributable to the inability to satisfy the requirements of the TSA (as defined below), including the affirmation of the then current ratings on outstanding securities of the Issuer (as defined below), to implement this discount option election.
     The Transferor will continue to evaluate whether to implement the discount option election at such time as it deems appropriate, if any. The Transferor currently estimates that it may implement the discount option election on or about July 1, 2010. Prior to implementing the discount option election, the requirements set forth in Section 2.08 of the Transfer and Servicing Agreement, dated as of October 24, 2002, among First National Funding LLC, as Transferor (the “Transferor”), First National Bank of Omaha, as Servicer (the “Servicer”) and First National Master Note Trust, as Issuer (the “Issuer”) and acknowledged and accepted by The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as successor indenture trustee to The Bank of New York, as Indenture Trustee (the “Indenture Trustee”), as amended by First Amendment to Transfer and Servicing Agreement, dated as of March 28, 2007 and Second Amendment to the Transfer and Servicing Agreement, dated as of October 31, 2007 (collectively, the “TSA”) must be satisfied. These requirements include affirmation of the then current ratings on outstanding securities of the Issuer. The Transferor cannot guarantee that such affirmation will be forthcoming, or that the discounting of principal receivables will occur.
Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 25, 2010	FIRST NATIONAL FUNDING LLC, as Depositor
	By:	First National Funding Corporation, Managing Member

	By	/s/ Karlyn M. Knieriem
Karlyn M. Knieriem, Senior Vice President